EXHIBIT 10.26

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                            SECURED CREDIT AGREEMENT

                                      among

                         TEJAS-ACADIAN HOLDING COMPANY,
                                 as the Borrower

                                       and

                          CERTAIN LENDING INSTITUTIONS,
                                 as the Lenders

                                       and

                                BANK OF MONTREAL,
                       CANADIAN IMPERIAL BANK OF COMMERCE
                                       and
                                 CITIBANK, N.A.,
                          as Co-Agents for the Lenders

                                       and

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                     as Administrative Agent for the Lenders

                          Dated as of December 20, 1996

                              FIRST AMENDMENT TO
                 AMENDED AND RESTATED SECURED CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT
AGREEMENT, dated as of December 20, 1996 (herein called this "FIRST AMENDMENT") is entered into by and among TEJAS-ACADIAN HOLDING COMPANY, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may from time to time become parties hereto (collectively the "LENDERS"), BANK OF MONTREAL, acting through certain of its U.S. branches or agencies ("BMO"), CANADIAN IMPERIAL BANK OF COMMERCE, acting through certain of its U.S. branches or agencies ("CIBC") and CITIBANK, N.A. ("CITIBANK"), as co-agents (BMO, CIBC and Citibank in such capacity, together with any successor(s) thereto in such capacity, collectively called the "CO-AGENTS") for the Lenders, and CIBC, as administrative agent (in such capacity, together with any successor(s) thereto in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders.

                             W I T N E S S E T H:

      WHEREAS, the Borrower, the Lenders, the Co-Agents and the Administrative Agent have heretofore entered into an Amended and Restated Secured Credit Agreement, dated as of January 12, 1995 (the "CREDIT AGREEMENT");

      WHEREAS, the Borrower, the Lenders, the Co-Agents and the Administrative Agent now desire to amend the Credit Agreement in certain respects, as hereinafter provided,

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders, the Co-Agents and the Administrative Agent hereby agree as follows:

      I.    AMENDMENTS TO CREDIT AGREEMENT.

      A. The definitions of "AGGREGATE DISTRIBUTIONS AND INVESTMENTS," "EURODOLLAR INTEREST RATE," "RSN," "SHAREHOLDER'S EQUITY," "TRANSFER," and "UNUSED ASSET TRANSFER ALLOWANCE" in Section 1.1 of the Credit Agreement are respectively amended and restated in their entirety to read as follows:

                  AGGREGATE DISTRIBUTIONS AND INVESTMENTS - shall mean at the time any determination thereof is to be made, the sum of (i) all Distributions made in accordance with SECTION 9.3.1(i), (ii) the aggregate amount of all Equity Investments in excess of $40,000,000 in the aggregate made in accordance with SECTION 9.3.5(xix), (iii) the aggregate amount of principal and interest payments on the TSNs made in accordance with SECTION 9.3.1(ii), (iv) loans made and not repaid pursuant to

            SECTION 9.3.5(xviii)(b) to the Parent Company in excess of $150,000,000, made on or after December 31, 1994, to and including the date of such determination, (v) the sum of (a) the aggregate Fair Market Value of Assets Transferred in excess of $40,000,000 in any fiscal year of the Borrower (other than any amount attributable to a Transfer or any portion thereof for which the Unused Asset Transfer Allowance is applied) PLUS (b) the aggregate Fair Market Value of Assets Transferred in excess of the lesser of (x) $80,000,000 and (y) the Unused Asset Transfer Allowance during the period from the Effective Date to such date of determination as permitted by SECTION 9.3.8(iii) and (vi) loans made and not repaid pursuant to SECTION 9.3.5(xvii)(d) to any SPV, any SPVHC or any other Subsidiary of the Borrower that is not a Material Subsidiary in excess of $35,000,000 in the aggregate for all such loans to such Persons.

                  EURODOLLAR INTEREST RATE - shall mean, with respect to each
            Eurodollar Loan for any Eurodollar Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest integral multiple of the number of decimal points displayed on Telerate Page 3750, or any successor or similar service, or if neither such Telerate Page 3750 nor any successor or similar service is available and such rate is determined using Reference Lenders, one one-hundredth of one percent (1/100%)), equal to (i) the average of the offered quotations appearing on Telerate Page 3750 (or if such Telerate Page shall not be available, any successor or similar service as may be selected by the Agents and the Borrower) as of 11:00 a.m., London time (or as soon thereafter as practicable), two (2) Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period, and (ii) if neither such Telerate Page 3750 nor any successor or similar service is available, then the quotient of (x) the arithmetic average of the quotation by each Reference Lender (notified to the Administrative Agent by such Reference Lender) of the rate of interest per annum at which deposits in Dollars in immediately available funds are offered to such Reference Lender two (2) Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period by prime banks in the interbank Eurodollar market as at or about 10:00 a.m., New York City time, for delivery on the first day of such Eurodollar Interest Period, in each case for a period equal to such Eurodollar Interest Period and in an amount equal to the proposed Eurodollar Loan of such Reference Lender to which such Eurodollar Interest Period relates, divided by (y) the remainder of one (1) minus the decimal equivalent of the applicable Eurocurrency Reserve

            Percentage. If on any occasion any Reference Lender is unable, or for any reason fails, so to notify the Administrative Agent by 11:00 a.m., New York City time, two (2) Eurodollar Business Days before the first day of such Eurodollar Interest Period, the applicable Eurodollar Interest Rate shall be determined on the basis of each quotation furnished by those of the Reference Lenders which so notify the Administrative Agent at or prior to said 11:00 a.m.

                  RSN - shall mean one or more revolving subordinated promissory notes from the Borrower payable to the Parent Company in the form of
            EXHIBIT 9.3.3B.

                  STOCKHOLDERS' EQUITY - shall mean, as of the time any
            determination thereof is to be made, (i) at a time when the Borrower is a corporation, the sum of the Borrower's capital stock (which shall exclude treasury stock and any capital stock subject to mandatory redemption by the issuer at the option of the holder thereof) and additional paid-in capital, PLUS retained earnings (MINUS accumulated deficit), and (ii) at a time when the Borrower is a limited liability company, the sum of all membership interests of all members of the Borrower, all as shown on the consolidated balance sheet of the Borrower and its Subsidiaries (but excluding SPVHCs) and based on GAAP (except to the extent of the exclusion of the SPVHCs).

                  TRANSFER - shall mean (i) a sale, transfer, conveyance,
            assignment or other disposition of an Asset (or related Assets) having a Fair Market Value in excess of $100,000, or (ii) destruction as a result of a casualty of an Asset (or related Assets) having a Fair Market Value in excess of $500,000 in the aggregate for any such casualty.

                  UNUSED ASSET TRANSFER ALLOWANCE - shall mean, as of the time any determination thereof is to be made, the positive difference, if any, of (a) $58,300,000 plus (b) the product of (i) $40,000,000 times (ii) the number of fiscal years of the Borrower ended during the period from January 1, 1997 to such determination date MINUS (c) the aggregate Fair Market Value of all Assets Transferred during the period from the Effective Date to such determination date as permitted by SECTION 9.3.8(iii) (other than any amount attributable to a Transfer or any portion thereof made pursuant to CLAUSE (b)(2) of SECTION 9.3.8(iii)).

      B. Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order:

                  HYDROCARBONS - shall mean collectively, natural gas, oil,
            condensate and other liquid and gaseous hydrocarbons, including natural gas or liquid products extracted from gas.

                  PERMITTED BUSINESS - shall have the meaning assigned to such term in SECTION 9.3.11.

      C. The definition of "PERMITTED INVESTMENTS" in Section 1.1 of the Credit Agreement is amended (i) by deleting the phrase "Standard & Poors Corporation" appearing in clauses (b), (c) and (d) of such definition and substituting therefor the phrase "Standard & Poors Ratings Group" and (ii) by inserting the word "or" at the end of clauses (a) and (c) immediately after the semicolon appearing at the end of such clauses.

      D. The definition of "PERSON" in Section 1.1 of the Credit Agreement is amended by inserting the phrase "limited liability company" immediately after the word "corporation," appearing in the first line of such definition.

      E. Section 5.5(i) of the Credit Agreement is amended by inserting the phrase "five (5) Business Days after" immediately after the letter "(A)" appearing in the fourth and eighth lines of such Section.

      F. Section 4.14 of the Credit Agreement is amended (i) by inserting the word "actual" immediately before the word "loss" appearing in the second line of such Section and (ii) by inserting the phrase "(but not any penalty or premium)" immediately after the word "incur" appearing in the third line of such Section.

      G. Section 4.15 of the Credit Agreement is amended by deleting the phrase "that reduces the amount in SECTION 5.3" appearing in the seventh line of such Section.

      H. Section 8.1 of the Credit Agreement is amended by deleting the phrase "financial condition, business, operations and prospects of the Borrower, or the Borrower and its Subsidiaries taken as a whole" appearing in the ninth and tenth lines of such Section and substituting therefor the phrase "consolidated business condition (financial or otherwise), operations, performance or properties of the Borrower and its Subsidiaries (taken as a whole)".

      I. Sections 8.4(a), 8.5, 8.16(a), 8.16(b)(i), 8.16(b)(ii), 8.16(c),
8.16(d), 8.16(f), 8.16(h), 8.16(i), the first sentence of Section 8.17, the last sentence of

Section 8.17, and Sections 9.2.8, 9.2.9 and 9.3.10 of the Credit
Agreement are amended by deleting the phrase "financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries (taken as a whole)" appearing in such Sections and substituting therefor the phrase "consolidated business condition (financial or otherwise), operations, performance or properties of the Borrower and its Subsidiaries (taken as a whole)".

      J. Section 9.1.1 of the Credit Agreement is amended by inserting the phrase "showing compliance with SECTION 9.4 and" immediately after the word "Borrower" appearing in the fifth to last line of such Section.

      K. Section 9.1.2 of the Credit Agreement is amended by inserting the following sentence at the end of such Section after the final period:

      Such quarterly financial statements shall be accompanied by a certificate (which certificate shall not be part of such quarterly financial statements) from a duly authorized financial officer of the Borrower, and showing compliance with SECTION 9.4 and containing a statement by such authorized officer that in examining the financial statements and the covenants contained in SECTION 9.4 such authorized officer did not become aware of any Event of Default or Unmatured Event of Default, or if the authorized officer has become aware of any such event, describing it and the steps, if any, being taken to cure it.

      L. Section 9.1.5 of the Credit Agreement is amended by deleting the word "may" appearing in the seventh line of such Section and substituting therefor the phrase "should reasonably be expected to".

      M. Section 9.2.2 of the Credit Agreement is amended (1) by inserting the phrase "during any period an Event of Default shall have occurred and be continuing, but in no event more frequently than once per calendar quarter" immediately before the phrase ", a certificate" appearing in clause (i) in the sixth line of such Section and (2) by deleting the date "March 31st" appearing in the tenth line of such Section and substituting the date "November 1st".

      N. Section 9.3.1(i) of the Credit Agreement is amended by deleting the amount "$30,000,000" appearing in the third line of such Section and substituting therefor the amount "$35,000,000".

      O. Section 9.3.3(xix) of the Credit Agreement is amended by deleting the amount "$30,000,000" appearing in the last line of such Section and substituting therefor the amount "$35,000,000".

      P. Section 9.3.3(xix) of the Credit Agreement is amended by deleting the phrase "not exceed $30,000,000 at any time" appearing in the last line of such Section and substituting therefor the phrase "not at any time exceed the sum of
(x) $35,000,000 plus (y) the positive difference, if any, between (1) Incremental Earnings to the date of determination, if any, and zero if no Incremental Earnings to such date MINUS (2) Aggregate Distributions and Investments to and including such time;".

      Q. Section 9.3.4 of the Credit Agreement is amended and restated in its entirety to read as follows:

            SECTION 9.3.4 LIENS. Not, and not permit any of its Subsidiaries to, create or permit to exist any Lien with respect to any Assets (it being understood that any Asset sold, transferred, conveyed, assigned or otherwise disposed of to any Person (other than to the Borrower or any of its Subsidiaries) as permitted by SECTION 9.3.8 (other than Sections 9.3.8(iv) and 9.3.8(xiv))) shall not be subject to the provisions of this
      SECTION 9.3.4 upon the consummation of such sale, transfer, conveyance, assignment or disposition) now owned or hereafter acquired, except

            (i) those in favor of the Collateral Agent for the benefit of the Lenders, the Alternate Facility Provider and other parties to the Intercreditor Agreement;

            (ii)  the Liens referred to in CLAUSES (vii), (viii), (xi), and
                  (xiii) of SECTION 8.6 and the types of Liens referred to in the other clauses of SECTION 8.6;

            (iii) the Lien in favor of Exxon created under the Seller Guaranty as in effect on September 15, 1993;

            (iv) Liens on (A) cash collateral, (B) letters of credit or (C) Permitted Investments pledged as collateral in favor of counterparties to Hedging Obligations of the type described in CLAUSE (B) of the definition of "HEDGING OBLIGATIONS" and permitted by SECTION 9.3.3(vii);

            (v) Liens or encumbrances on Receivables created in connection with a Receivables Financing permitted pursuant to SECTION
                  9.3.19 and Liens or encumbrances on the rights of the Borrower or any of its Subsidiaries related to such Receivables which are transferred to the purchaser of such Receivables in connection with any such permitted Receivables Financing; PROVIDED that such Liens secure only, or such encumbrances relate solely to, the obligations of the Borrower or any of its Subsidiaries in connection with such Receivables Financing;

            (vi) Liens on Assets securing Indebtedness of Capitalized Lease Obligations provided such Liens attach solely to the assets subject of the capitalized lease;

            (vii) Liens on Assets of SPVHCs;

            (viii) Liens granted by Tejas Gas Holding, Inc. (f/k/a Gulf Energy
                  Holding, Inc.) on the capital stock of TGI, PROVIDED that under the terms of such Liens no personal judgment or deficiency and no attachment, execution or other writ of process shall be sought, issued or levied upon or against Tejas Gas Holding, Inc. or any assets, properties or funds of Tejas Gas Holding, Inc. other than such capital stock of TGI; and

            (ix) Liens in favor of the LEDCO Sellers securing the LEDCO Earnout Obligation.

      R. Section 9.3.5 of the Credit Agreement is amended and restated in its entirety to read as follows:

            SECTION 9.3.5 GUARANTIES, LOANS, ADVANCES OR INVESTMENTS. Not, and not permit any of its Subsidiaries to, become or be a guarantor or surety of, endorse or otherwise become or be contingently liable upon (by direct or indirect agreement, contingent or otherwise, or by operation of law, to provide funds for payment, to supply funds to, or otherwise invest in, a debtor, or otherwise assure a creditor against loss) the debt, obligation, undertaking or other liability of any other Person, or otherwise become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise) with respect to, any undertaking of any other Person, or make or permit to exist any loans or advances to or investments in any other Person, except for

            (i) (a) the endorsement, in the ordinary course of collection, of instruments payable to the Borrower or any of its Subsidiaries or to the order of the Borrower or any of its Subsidiaries and
                  (b) advances and prepayments to trade creditors and employees incurred in the ordinary course of business;

            (ii) the Guaranties (including the guaranty by the Borrower of the Amended TNGC Credit Facility);

            (iii) guaranties or similar assurances (other than the Seller
                  Guaranty as in effect on September 15, 1993) incurred by the Borrower or its Subsidiaries in respect of obligations of the Borrower or Subsidiaries of the Borrower or of any SPV permitted hereunder and incurred in the ordinary course of a Permitted Business provided that such obligations so guarantied are not Funded Debt or lease obligations other than Funded Debt or lease obligations permitted hereunder;

            (iv) the guaranty by the Borrower or its Subsidiaries of Hedging Obligations of the Borrower or Subsidiaries of the Borrower permitted under SECTION 9.3.3(vii);

            (v)   the Seller Guaranty as in effect on September 15, 1993;

            (vi)  the ADP Guaranties and the Purchase Agreement;

            (vii) [Intentionally omitted];

            (viii) [Intentionally omitted];

            (ix)  [Intentionally omitted];

            (x)   [Intentionally omitted];

            (xi) the guaranty by Acadian of the EGC Demand Notes, or the investment by Acadian in, or the loan by Acadian to, Evangeline Gas Corp. or Evangeline Gulf Coast of up to $1,000,000, or Acadian's guaranty of Evangeline Gulf Coast's obligations as account party relative to letters of credit issued as credit support for the EGC Demand Notes, PROVIDED that Acadian's guaranties, investments and loans permitted under this SECTION 9.3.5(xi) shall not exceed $1,000,000 in the aggregate;

            (xii) the guaranty by Acadian of any Indebtedness of Evangeline Gulf
                  Coast to Evangeline of up to $15,000,000, or the guaranty by Acadian of the

                  Indebtedness of Evangeline Gulf Coast relative to the EGC-Evangeline Letter of Credit, or the investment by Acadian in, or the loan by Acadian to, Evangeline Gulf Coast or Evangeline Gas Corp. of up to $15,000,000, PROVIDED that (a) Acadian's guaranties, investments and loans permitted under this SECTION 9.3.5(xii) and under SECTION 9.3.5(xi) PLUS (b) the Indebtedness of Acadian permitted under SECTION 9.3.3(xx) PLUS (c) the Indebtedness of Acadian under the Evangeline Debt Service Reserve Guaranty to the extent such Indebtedness under such guaranty is not secured by, and reduced by drawings on, the Acadian-Evangeline Letter of Credit or the EGC-Evangeline Letter of Credit, shall not exceed $15,000,000 in the aggregate for all such Indebtedness, guaranties, investments and loans;

            (xiii) the guaranty by Acadian in favor of the Evangeline
                  Noteholders and the trustee therefor, not to exceed $3,500,000 at any time, of interest and principal payments on the 8.79% Senior Secured Notes (Series A) and 9.87% Senior Secured Notes (Series B) of Evangeline to the extent, and only to the extent, of 50% of the amount by which the balance of the Evangeline Debt Service Reserve Account falls below $8,000,000, PROVIDED that the amount of such guaranty, as determined as of December 31, 1992, shall automatically and permanently decrease by 50% of any increase in the balance of the Evangeline Debt Service Reserve Account after December 31, 1992 and such guaranty shall automatically and irrevocably terminate when the balance of the Evangeline Debt Service Reserve Account first equals or exceeds $8,000,000;

            (xiv) guaranties and indemnities by the Borrower or any of its
                  Subsidiaries pursuant to a Receivables Financing of the Borrower or any Subsidiary of the Borrower (other than a Receivables Financing of an SPVHC) permitted hereunder;

            (xv)  [Intentionally omitted];

            (xvi) [Intentionally omitted];

            (xvii) (a) loans from the Borrower to its Material Subsidiaries pursuant to Indebtedness permitted under SECTION 9.3.3(v); (b) loans from any Subsidiary of the Borrower to any Material Subsidiary of the Borrower pursuant to Indebtedness permitted under SECTION 9.3.3(xv); loans from any Subsidiary of the Borrower to the Borrower pursuant to Indebtedness permitted under SECTION 9.3.3(xvi); (c) loans from any Subsidiary of the Borrower that is not a Material Subsidiary to any Subsidiary of the Borrower that is not a Material Subsidiary pursuant to Indebtedness permitted under SECTION 9.3.3(xxiii); and (d) loans from the Borrower or from a Material Subsidiary of the Borrower to any SPV, any SPVHC or any other Subsidiary of the Borrower that is not a Material Subsidiary not to exceed an aggregate principal amount equal to the sum of (x) $35,000,000 plus (y) the positive difference, if any, between (1) Incremental Earnings to the date of such loan, if any, and zero if no Incremental Earnings to such date MINUS (2) Aggregate Distributions and Investments to and including the date of such loan (without giving effect to such loan on such date) for all such loans;

            (xviii) loans from the Borrower to the Parent Company not to exceed an aggregate principal amount equal to the sum of (a) $201,000,000 (excluding accrued and unpaid interest), PLUS (b) so long as no Event of Default or Unmatured Event of Default has occurred and is continuing or would occur as a result of any such loan, an amount equal to the positive difference, if any, of (x) $150,000,000 PLUS Incremental Earnings PLUS Incremental Losses to the date of such loan MINUS (y) Aggregate Distributions and Investments to and including the date of such loan (without giving effect to such loan on such date); PROVIDED that (i) the Borrower may not make any loan to the Parent Company after the Closing Date permitted by the foregoing clause (a) if an Unmatured Event of Default of the type described in SECTION 12.1.1, 12.1.2, 12.1.4, 12.1.8,
                  12.1.9, 12.1.15, or 12.1.16, or Event of Default has occurred and is continuing or would occur as a result of any such loan,
                  (ii) the obligations of the Parent Company with respect to any such loan is evidenced by a promissory note of the Parent Company payable to the order of the Borrower (as from time to time amended, modified or supplemented, a "PARENT COMPANY

                  NOTE"), (iii) such promissory note is endorsed and delivered by the Borrower to the Collateral Agent as collateral pursuant to the terms of, and subject to the Liens created under, the Notes Security Agreement and (iv) the Indebtedness evidenced by such notes ranks PARI PASSU with all senior unsecured debt of the Parent Company;

            (xix) Equity Investments by the Borrower or any of its Subsidiaries
                  in any one or more Persons that is not the Borrower or a Material Subsidiary of the Borrower in an aggregate amount not to exceed at the time of such Equity Investment the sum of (a) $40,000,000 PLUS (b) the positive difference, if any, between
                  (1) Incremental Earnings to such date, if any, and zero if no Incremental Earnings to such date and (2) all Aggregate Distributions and Investments to and including such date (without giving effect to Equity Investments on such date); PROVIDED that any such Subsidiary, partnership or joint venture is not engaged in any business activities other than a Permitted Business and PROVIDED FURTHER that any Equity Investment permitted to be made pursuant to this CLAUSE (xix) in excess of $40,000,000 will only be made in cash;

            (xx)  Equity Investments in Material Subsidiaries;

            (xxi) Guaranties by the Borrower and its Subsidiaries of required equity contributions by any one or more SPVHCs in one or more SPVs not to exceed in the aggregate for all such guaranties at any time outstanding the positive difference, if any, of (a) the positive difference, if any, between (x) Incremental Earnings to such date, if any, and zero if no Incremental Earnings to such date and (y) all Aggregate Distributions and Investments to and including such date (without giving effect to Equity Investments made on such date and to loans made pursuant to SECTION 9.3.5(xvii)(d) on such date) PLUS (b) $75,000,000 MINUS (c) the aggregate outstanding principal amount of all loans made in accordance with SECTION 9.3.5(xvii)(d) (after giving effect to such loans made on such date) MINUS (d) the aggregate of all Equity Investments made in accordance with

                  SECTION 9.3.5(xix) (after giving effect to such Equity Investments made on such date);

            (xxii) Equity Investments by SPVHCs in SPVs and loans by SPVHCs to
                  SPVs;

            (xxiii) Permitted Investments;

            (xxiv) Equity Investments outstanding as of the Effective Date and set forth in EXHIBIT 9.3.5 (xxiv);

            (xxv) [Intentionally omitted];

            (xxvi) [Intentionally omitted];


Further, the Borrower will not, and will not permit any of its Subsidiaries to, supply or advance any funds to or make additional investments in GEGAP or Gulf Energy Development Corporation after an Event of Default or Unmatured Event of Default has occurred or would occur as a result of any such supplying, advance or investment.

      S. Section 9.3.6 of the Credit Agreement is amended and restated in its entirety to read as follows:

            SECTION 9.3.6 RESTRICTIONS ON FUNDAMENTAL CHANGES. Without the prior written consent of the Required Lenders, not, and not permit any of its Subsidiaries to, be a party to any merger into or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, any other Person, except that (1) the Borrower or any of its Subsidiaries may merge into or consolidate with any other Person and the Borrower or any of its Subsidiaries may purchase or otherwise acquire the assets of any other Person, IF upon the consummation of any such merger, consolidation, purchase or acquisition, (A) the Borrower, or if the Borrower is not a party to such merger, such Subsidiary, is the surviving corporation and the nature of its business is not materially changed from its core Hydrocarbons transportation, construction, procurement, sales, leasing, storage, transmission, gathering, marketing, processing and other related activities, (B) the Borrower or such Subsidiary has the power and authority under the pertinent agreement, as applicable, and under applicable law, to subject the assets of such acquired Person or the assets so acquired to the provisions of this Agreement, including, without limitation, SECTION 9.3.4, (C) the Borrower or such Subsidiary does so subject such assets to the provisions of this Agreement, including without limitation, SECTION 9.3.4, and (D) no Event of Default or Unmatured Event of Default shall have occurred, exist or be continuing or shall result after giving effect to such merger, consolidation, purchase or acquisition and (2) the Borrower or any Subsidiary of the Borrower may merge into, or consolidate with, or purchase or otherwise acquire the assets of, any other Subsidiary of the Borrower (other than an SPVHC), if (A) the surviving entity (if either such Subsidiary is a Guarantor) shall be the Borrower, a Subsidiary that is liable with all other Guarantors pursuant to a Guaranty for all obligations of the Borrower under this Agreement and the Notes (and, if TNGC is a party to such merger, consolidation, purchase or acquisition, a Subsidiary that is also liable for all obligations of TNGC under the Amended TNGC Credit Facility, the TNGC Notes and each other Loan Document to which TNGC is a party), or a Subsidiary that is liable for all obligations of the Borrower under this Agreement and each other Loan Document to which the Borrower is a party (and, if TNGC is a party to such merger, consolidation, purchase or acquisition, a Subsidiary that is also liable for all obligations of TNGC under the Amended TNGC Credit Facility, the TNGC Notes and each other Loan Document to which TNGC is a party), (B) the Collateral Agent shall have received documentation duly executed by the surviving entity in form and substance satisfactory to the Required Lenders and the Co-Agents, which documentation shall at a minimum consist of (x) the execution and delivery of a Guaranty or restated Guaranty (if the surviving Subsidiary is not a Guarantor prior to the consummation of such merger or consolidation but is a Material Subsidiary or a Subsidiary which directly owns an interest in a Guarantor) and supporting documentation substantially similar to the documentation described in
      SECTION 11.1, as applicable (and, if TNGC is a party to such merger, consolidation, purchase or acquisition, an assumption agreement of the obligations of TNGC under or in connection with, among others, the Amended TNGC Credit Facility, the TNGC Notes and the Security Documents to which TNGC is a party and supporting documentation substantially similar to the documentation described in SECTION 11.1, as applicable), or (y) the execution and delivery of an assumption agreement of the obligations of the Borrower under or in connection with, among others, this Agreement, the Notes and the Security Documents (if the Borrower merges or consolidates with a Subsidiary and such Subsidiary is the surviving entity) and supporting documentation substantially similar to the documentation described in SECTION 11.1, as applicable (and, if TNGC is a party to such merger, consolidation, purchase or acquisition, an assumption agreement of the obligations of TNGC under or in connection with, among others, the Amended TNGC Credit Facility, the TNGC Notes and the Security Documents to which TNGC is a party and supporting documentation substantially similar to the documentation described in
      SECTION 11.1, as applicable), and (C) no Event of

      Default or Unmatured Event of Default shall have occurred and be continuing or would otherwise be existing after or result from such merger or consolidation. The Borrower shall not, and shall not permit any of its Subsidiaries to, sell or dispose of any capital stock of any Subsidiary of the Borrower except for (i) the Transfer of a Storage Facility Interest as permitted under SECTION 9.3.8(VII) or to a Guarantor as permitted by
      SECTION 9.3.8(IV) and (ii) the Transfer of minority interests in any Subsidiary of the Borrower pursuant to SECTION 9.3.8(IX).

      T. Sections 9.3.8(ii) and 9.3.8(iii) of the Credit Agreement are amended and restated in their entirety to read as follows:

      (ii) the Transfer of any Asset or Assets; PROVIDED that (x) the Commitment Amount is reduced as a result thereof in accordance with
            SECTION 5.5, (y) promptly, and in any event within five (5) Business Days after the receipt by the Borrower or such Subsidiary of the Net Proceeds of such Transfer, the Borrower shall provide the Administrative Agent with written notice of such Transfer, of the amount of the Fair Market Value and the Net Proceeds thereof, and of the Borrower's election to make such Transfer pursuant to this CLAUSE (ii), and (z) in the event of any Transfer of any Asset or related Assets with a Fair Market Value estimated by the Borrower in good faith to be in excess of $25,000,000 to any SPVHC, any SPV, the Parent Company or any Affiliate of the Parent Company (other than to the Borrower or a Subsidiary of the Borrower), the Lenders shall have received a written appraisal (dated a date, and using a method of appraisal and assumptions, reasonably acceptable to the Required Lenders), from an independent appraiser reasonably acceptable to the Required Lenders, of the Fair Market Value of such Asset; PROVIDED that neither a Distribution pursuant to SECTION 9.3.1(i) nor an Equity Investment in an SPV otherwise permitted by the terms of this Agreement are Transfers for purposes of this CLAUSE (ii);

      (iii) at any time after the Effective Date, (a) the Transfer of any Asset or Assets having a Fair Market Value at the time of Transfer of $40,000,000 or less in the aggregate for all such Transfers in any fiscal year, and (b) the Transfer of any Asset or Assets having a Fair Market Value at the time of such Transfer equal to or less than the sum of (1) the lesser of (x) $80,000,000 and (y) the then Unused Asset Transfer Allowance PLUS (2) the lesser of (x) $50,000,000 and
            (y) the sum of Incremental Earnings PLUS Incremental Losses, to the date of such Transfer MINUS Aggregate Distributions to and including the date of such Transfer (without giving effect to such Transfer on such date); PROVIDED that (A) promptly, and in any event within fifteen (15) days after the receipt by the Borrower or such Subsidiary of the Net Proceeds of such Transfer, the Borrower shall provide the Administrative Agent with written notice of such Transfer, of the amount of the Fair Market Value and the Net Proceeds thereof, and of the Borrower's election to make such Transfer pursuant to this SECTION 9.3.8(iii) and as to whether such Transfer is treated as a Transfer pursuant to clause (A), (b)(1) or
            (b)(2) of this SECTION 9.3.8(iii), and (B) in the event of any Transfer of any Asset (or related Assets) with a Fair Market Value estimated by the Borrower in good faith to be in excess of $25,000,000 to any SPVHC, any SPV, the Parent Company or any Affiliate of the Parent Company (other than to the Borrower or a Subsidiary of the Borrower), the Lenders shall have received a written appraisal (dated a date, and using a method of appraisal and assumptions, reasonably acceptable to the Required Lenders), from an independent appraiser reasonably acceptable to the Required Lenders, of the Fair Market Value of such Asset; PROVIDED that neither a Distribution pursuant to SECTION 9.3.1(i) nor an Equity Investment in an SPV otherwise permitted by the terms of this Agreement are Transfers for purposes of this SECTION 9.3.8(iii);

      U. Section 9.3.11 of the Credit Agreement is amended and restated in its entirety to read as follows:

                      SECTION 9.3.11 BUSINESS ACTIVITIES. The Borrower will not
              engage in any business other than acting as the holding company of the Subsidiaries and the Restricted Entities; the Borrower will not permit any of its Subsidiaries to engage in any business activities other than Hydrocarbon transportation, construction, procurement, sales, leasing, storage, transmission, gathering, marketing, processing and other related business activities ("PERMITTED BUSINESS").

      V. Section 9.3.12 of the Credit Agreement is amended by deleting the phrase "natural gas transmission, construction, gathering, storage, leasing, marketing, sales, procurement and processing and related activities" and substituting therefor the phrase "Permitted Businesses".

      W. Section 9.3.16 of the Credit Agreement is amended by inserting the phrase "OR SECTION 9.3.8(ix)" immediately before the word "herein" appearing in the last line of such Section.

      X. Section 11.3.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

                      SECTION 11.3.2 MATERIAL ADVERSE CHANGE. There shall have
              been no material adverse change, in the opinion of the Majority Lenders, (i) since June 30, 1996, in the consolidated business condition (financial or otherwise), operations, performance or properties of the Borrower and its Subsidiaries (taken as a whole), (ii) since the Effective Date, affecting the rights and remedies of the Lenders under the Loan Documents, or (iii) since the Effective Date, in the ability of the Borrower or the Guarantors to perform their respective Obligations under the Loan Documents to which they are a party.

      Y. Section 12.1.6 of the Credit Agreement is amended by inserting the phrase "any Co-Agent or the Administrative Agent at the request of" immediately before the phrase "any Lender" appearing in the last line of such Section.

      Z. Section 12.1.7 of the Credit Agreement is amended by inserting the phrase "(taken as a whole)" immediately after the word "respect" appearing in the ninth line of such Section.

      AA. Section 12.1.8 of the Credit Agreement is amended (i) by inserting the phrase "and Liens of the type permitted by SECTIONS 8.6(i), (iii) and (xviii) of this Agreement" immediately after the word "Borrower" appearing in the fifth line of such Section, (ii) by inserting the phrase "or membership interests" immediately after the word "stock" appearing in the sixth line of such Section and (iii) by inserting the phrase "or as a result of any transactions permitted by SECTION 9.3.6" immediately after the phrase "SECTION 9.3.8(ix)" appearing in the last line of such Section.

      AB. Section 12.2 of the Credit Agreement is amended (i) by inserting the phrase "with respect to the Borrower" immediately after the word "occur" appearing in the second line of such Section and (ii) by deleting the phrase "or
SECTION 12.1.4" appearing immediately after the phrase "SECTION 12.1.1" appearing in the last sentence of such Section and substituting therefor the phrase ", or SECTION 12.1.4 with respect to the Borrower,".

      AC. Section 13.5 of the Credit Agreement is amended by inserting the phrase "guaranty or" immediately after the word "any" appearing in clause (ii) in the seventh line of such Section.

      AD. Section 14.6(a) of the Credit Agreement is amended by deleting the phrase "natural gas" appearing in the third line of such Section and substituting therefor the word "Hydrocarbons".

      AE. Section 14.13 of the Credit Agreement is amended by inserting the following phrase at the end of such Section immediately before the final period:

            "; and PROVIDED FURTHER that for purposes of this SECTION 14.13 if the survivor of such a merger is obligated in respect of all Obligations of the Borrower hereunder and under all other Loan Documents, a merger permitted pursuant to SECTION 9.3.6 hereof shall not be an assignment or transfer of the Borrower's rights or obligations hereunder."

      AF. Schedules I and II and Exhibit 8.5 to the Credit Agreement are amended and restated to read as set forth in Schedules I and II and Exhibit 8.5, respectively, hereto. All references in any Loan Document to Schedules I or II or Exhibit 8.5 to the Credit Agreement shall be deemed to refer to Schedule I or II or Exhibit 8.5, respectively, hereto.

      II. REALLOCATION OF COMMITMENTS. On the Amendment Effective Date (hereinafter defined), the aggregate principal balance of the obligations outstanding under the Credit Agreement is $443,800,000 (the "Prior Indebtedness") as shown on SCHEDULE II hereto. Lenders hereby sell, assign, transfer and convey, and Lenders (including, without limitation, those Lenders not previously a party to the Credit Agreement) hereby purchase and accept so much of the Prior Indebtedness and all of the rights, titles, benefits, interests, privileges, claims, liens, security interests, and obligations existing and to exist (collectively the "INTERESTS") such that each Lender's Percentage of the outstanding Loans and Commitments under the Credit Agreement as amended by this First Amendment shall be as set forth in SCHEDULE II hereto as of the Amendment Effective Date. The foregoing assignment, transfer and conveyance are without recourse to the Lenders and without any warranties whatsoever as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty by each Lender that it has not sold, transferred, conveyed or encumbered such Interests. If as a result thereof, a Lender's Percentage of the outstanding Borrowings under the Credit Agreement as amended by this First Amendment is less than its outstanding loans and letter of credit reimbursement obligations under the Credit Agreement on the Amendment Effective Date, the difference set forth in the last column of SCHEDULE II shall be remitted to such Lender by the Administrative Agent upon receipt of funds from the other Lenders shown in the last column of SCHEDULE II on the Amendment Effective Date. Each Lender so acquiring a part of such outstanding loans and letter of credit reimbursement obligations assumes its Percentage of the outstanding Borrowings, Commitments, rights, titles, interests, privileges, claims, liens, security interests, benefits and obligations under the Credit Agreement as amended by this First Amendment and the Security Documents and the

Intercreditor Agreement. Lenders are proportionately released from the obligations assumed by Lenders so acquiring such obligations and, to that extent, the Lenders so released shall have no further obligation under the Credit Agreement as amended by this First Amendment and the Intercreditor Agreement. The Borrower hereby represents and warrants that it has no defenses, offsets or counterclaims to the Prior Indebtedness or its obligations or rights under the Credit Agreement, this First Amendment or the Security Documents, including, without limitation, the Interests being assigned pursuant to this
SECTION II. Each Lender confirms that it has received a copy of the Bank/Exxon Agreement and represents, warrants and agrees that it has acquired its Interests subject in all respects to the terms and provisions of the Bank/Exxon Agreement. Any Loans outstanding under the Credit Agreement on the Amendment Effective Date bearing interest at a Eurodollar Interest Rate shall be deemed continued as a Loan under the Credit Agreement as amended by this First Amendment at such Eurodollar Interest Rate and for the Interest Period with respect thereto under the Credit Agreement.

      III. EFFECTIVENESS. The effectiveness of this First Amendment is conditioned upon (a) receipt by the Administrative Agent of the following, each duly executed and each (except for the Notes, of which only one original shall be signed for each Lender) in sufficient number of signed counterparts to provide one for each Co-Agent and each Lender:

            (i) the opinion of Messrs. Hutcheson & Grundy, L.L.P., counsel for the Borrower and certain Subsidiaries of the Borrower, in substantially the form of EXHIBIT A;

            (ii) a consent, acknowledgment and agreement as to each of the Guaranties duly executed by each Guarantor or the Borrower, as the case may be, in substantially the form of EXHIBITS B, C, D and E hereto (collectively the "CONSENTS");

            (iii) a certificate, in form and substance satisfactory to the Co-Agents, of the Secretary or an Assistant Secretary and the President or a Vice President of the Borrower and each Guarantor together with the signatures and incumbency of officers of the Borrower and each Guarantor and a certified copy of the resolutions with respect to the transactions contemplated herein;

            (iv) (for delivery to the Borrower) those existing Notes of the Borrower in favor of those Lenders whose Original Designated Maximum Commitments have increased, decreased or terminated as shown on SCHEDULE II, marked "exchanged" or, in the case of a financial institution that will no longer be a Lender, marked "cancelled";

            (v) (for delivery to each Lender whose Original Designated Maximum Commitment has increased or decreased) new Notes, duly executed by the Borrower, substantially in the form of Exhibit A to the Credit Agreement, dated the Amendment Effective Date and with other appropriate insertions as to payee and principal amount, payable to the order of each such Lender, respectively, in a maximum principal amount equal to such Lender's Original Designated Maximum Commitment, as amended hereby;

            (vi) such other documents as any Co-Agent or any Lender may reasonably request; and

      (b) satisfaction of the conditions precedent that the purchase of and payment for the A-Notes and the B-Notes so as to reallocate the commitments under the Participation Agreement of the financial institutions party thereto shall have been concurrently consummated.

      IV. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. To induce the Lenders, the CoAgents and the Administrative Agent to enter into this First Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

            (i) The execution and delivery of this First Amendment and the Consents and the performance by the Borrower and the Guarantors of their respective Obligations under this First Amendment, the Credit Agreement as amended hereby, and the Consents are within the Borrower's and the Guarantors' respective corporate, limited liability company or partnership powers, as the case may be, have been duly authorized by all necessary corporate, limited liability company or partnership action, as the case may be, have received all necessary governmental consents, authorizations, orders and approvals (if any shall be required), and do not and will not contravene or conflict with any provision (a) of Law, (b) of the charter, bylaws, certificate of formation, limited liability company agreement or partnership agreement of the Borrower or any Guarantors or (c) of any material agreement binding upon the Borrower or any Guarantor or any of them.

            (ii) This First Amendment and the Credit Agreement as amended hereby are, and the Consents, when duly executed and delivered will be, legal, valid and binding obligations of the Borrower and each Guarantor party thereto enforceable against each of the Borrower and such Guarantors in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

            (iii) No litigation (including, without limitation, derivative actions and take-or-pay actions), arbitration proceedings or governmental proceedings are pending or to the best knowledge of the Borrower and its Subsidiaries threatened against the Borrower, any of its Subsidiaries or any SPV which would, if adversely determined, materially and adversely affect the consolidated business condition (financial or otherwise), operations, performance or properties of the Borrower and its Subsidiaries (taken as a whole) (excluding any rulemaking or similar proceedings of general applicability to natural gas pipelines and any appeal or petition for review related thereto) or continued operations of the Borrower and its Subsidiaries or which purports to affect the legality, validity or enforceability of this First Amendment, the Credit Agreement as amended hereby, the Notes, the Consents or any other Loan Document, except as set forth in EXHIBIT 8.5 to the Credit Agreement.

            (iv) No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.

      V. RELEASE OF STELLMAN TRANSPORTATION COMPANY PLEDGED STOCK. The Lenders hereby authorize the Collateral Agent to release from the Pledge Agreement from TGC, and deliver to the Borrower, the certificate evidencing the shares of Capital Stock of Stellman Transportation Company, together with all stock powers related thereto.

      VI. DEFINED TERMS. Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires. "AMENDMENT EFFECTIVE DATE" means the first Business Day to occur on which all conditions to the effectiveness of this First Amendment set forth in SECTION III hereof shall have been satisfied or waived by all Lenders, which will in no event be later than December 31, 1996.

      VII. REAFFIRMATION OF CREDIT AGREEMENT. This First Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

      VIII. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN

ACCORDANCE WITH THE LAWS OF SAID STATE. All obligations of the Borrower and rights of the Collateral Agent, the Administrative Agent, the Co-Agents, the Issuing Bank, the Lenders and any other holders of the Notes expressed herein or in the Notes shall be in addition to and not in limitation of those provided by applicable law.

      IX. SEVERABILITY. Whenever possible each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

      X. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

      XI. SECTION CAPTIONS. Section captions used in this First Amendment are for convenience of reference only, and shall not affect the construction of this First Amendment.

      XII. SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon the Borrower, the Lenders, the Co-Agents and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders, the Collateral Agent, the CoAgents, the Issuing Bank and the Administrative Agent and the respective successors and assigns of the Lenders, the Collateral Agent, the Co-Agents, the Issuing Bank and the Administrative Agent; PROVIDED, HOWEVER, that the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of all Lenders; PROVIDED, FURTHER, HOWEVER, that the successors and assigns of the parties hereto will take their interests subject to the terms and provisions of the Bank/Exxon Agreement.

      XIII. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS FIRST AMENDMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS FIRST AMENDMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

      XIV.     NOTICE.  THIS WRITTEN FIRST AMENDMENT TOGETHER WITH THE
CREDIT AGREEMENT, THE CONSENTS AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

                                    TEJAS-ACADIAN HOLDING COMPANY


                                    By:
                                    Name:
                                    Title:

                                    CANADIAN IMPERIAL BANK OF
                                    COMMERCE,
                                    as Administrative Agent, as a Co-Agent, and as a Lender

                                    By:
                                    Name:
                                    Title:

                                    BANK OF MONTREAL, HOUSTON AGENCY,
                                    as a Co-Agent and as a Lender

                                    By:
                                    Name:
                                    Title:

                                    CITIBANK, N.A.
                                    as a Co-Agent and as a Lender

                                    By:
                                    Name:
                                    Title:

                                    THE BANK OF NEW YORK

                                    By:
                                    Name:
                                    Title:

                                    BANKERS TRUST COMPANY

                                    By:
                                    Name:
                                    Title:

                                    BANQUE PARIBAS

                                    By:
                                    Name:
                                    Title:

                                    By:
                                    Name:
                                    Title:

                                    CHRISTIANIA BANK OG KREDITKASSE

                                    By:
                                    Name:
                                    Title:

                                    By:
                                    Name:
                                    Title:

                                    CREDIT LYONNAIS

                                    By:
                                    Name:
                                    Title:

                                    CREDIT SUISSE

                                    By:
                                    Name:
                                    Title:

                                    By:
                                    Name:
                                    Title:

                                    THE FIRST NATIONAL BANK OF CHICAGO

                                    By:
                                    Name:
                                    Title:

                                    THE FUJI BANK, LIMITED

                                    By:
                                    Name:
                                    Title:

                                    MORGAN GUARANTY TRUST COMPANY OF
                                    NEW YORK

                                    By:
                                    Name:
                                    Title:

                                    LONG TERM CREDIT BANK OF JAPAN,
                                    LIMITED

                                    By:
                                    Name:
                                    Title:

                                    NATIONAL WESTMINSTER BANK PLC.,
                                    NEW YORK BRANCH

                                    By:
                                    Name:
                                    Title:

                                    NATIONAL WESTMINSTER BANK PLC.,
                                    NASSAU BRANCH

                                    By:
                                    Name:
                                    Title:

                                    NATIONSBANK OF TEXAS, N.A.

                                    By:
                                    Name:
                                    Title:

                                    SOCIETE GENERALE, SOUTHWEST AGENCY

                                    By:
                                    Name:
                                    Title:

                                    TEXAS COMMERCE BANK NATIONAL
                                    ASSOCIATION

                                    By:
                                    Name:
                                    Title:

                                    TORONTO DOMINION (TEXAS), INC.

                                    By:
                                    Name:
                                    Title:

                                    UNION BANK OF CALIFORNIA, N.A.

                                    By:
                                    Name:
                                    Title:

                                    UNION BANK OF SWITZERLAND,
                                    HOUSTON AGENCY

                                    By:
                                    Name:
                                    Title:

                                    By:
                                    Name:
                                    Title:

                                    WELLS FARGO BANK (TEXAS) N.A.

                                    By:
                                    Name:
                                    Title:

                                    BANK OF AMERICA ILLINOIS

                                    By:
                                    Name:
                                    Title:

                                    THE BANK OF NOVA SCOTIA, ATLANTA
                                    AGENCY

                                    By:
                                    Name:
                                    Title:

                                    THE SUMITOMO BANK, LIMITED

                                    By:
                                    Name:
                                    Title:

                                    By:
                                    Name:
                                    Title:

      For purposes of selling, assigning, transferring and conveying its Interests, the undersigned has caused this First Amendment to be executed by its officer thereunto duly authorized as of the date and year first above written.

                                    THE FIRST NATIONAL BANK OF BOSTON

                                    By:
                                    Name:
                                    Title: